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                                                                    Exhibit 99

                           NationsBank, N.A
          Monthly Servicing Report - Boatmen's Auto Trust 1995-A
                 August 1, 1997 Through August 31, 1997



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A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Total Portfolio Balance	                              					$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                              		28.11%
    (ii)  Class A-1 Notes Balance			                         			$85,300,000.00
    (iii) Class A-1 Notes Rate					                                   	5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                              		34.41%
    (ii)  Class A-2 Notes Balance			                        			$104,427,000.00
    (iii) Class A-2 Notes Rate			                                     			5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			33.47%
    (ii)  Class A-3 Notes Balance				                        		$101,576,574.00
    (iii) Class A-3 Notes Rate				                                     		6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance					                    	$12,137,649.00
    (iii) Class B Certificates Rate					                                	6.35%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)		                                  				8.51%
(H) Weighted Average Original Maturity (WAOM)		             				54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			             			42.79 		months
(J) Number of Receivables		                                         				32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage						               2.00%
    (ii)  Reserve Account Initial Deposit		                  				$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if
           1.25% loss and delinq triggers hit - otherwise
           greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance				            		6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance					                               	$84,136,351.29
(B) Total Note and Certificate Pool Factor			                     			0.2772740
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance			                                   			$0.00
    (ii) Class A-1 Notes Pool Factor				                           		0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                                   	$0.00
    (ii) Class A-2 Notes Pool Factor			                           			0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$71,998,702.29
    (ii) Class A-3 Notes Pool Factor				                           		0.7088121
(F) Class B Certificates
    (i)  Class B Certificates Balance				                     		$12,137,649.00
    (ii) Class B Certificates Pool Factor	                      					1.0000000
(G) Reserve Account Balance			                                			$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods			            			$1,625,698.21
(I) Net Loss Ratio for Second Preceding Period	                     					0.71%
(J) Net Loss Ratio for Preceding Period				                           		-0.40%
(K) Delinquency Ratio for Second Preceding Period		                  				0.58%
(L) Delinquency Ratio for Preceding Period			                         			0.73%
(M) Weighted Average Coupon (WAC)			                                  			8.58%
(N) Weighted Average Remaining Maturity (WAM)				             		25.79 		months
(O) Number of Receivables				                                         		15,339

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$5,721,588.05
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                						562,648.93
    (ii)  Repurchased Loan Proceeds Related to Interest		             				0.00
(C) Weighted Average Coupon (WAC)		                                  				8.59%
(D) Weighted Average Remaining Maturity (WAM)					             	25.13 		months
(E) Remaining Number of Receivables					                               	14,574
(F) Delinquent Receivables
				                              Dollar Amount 		         #  Units
                                  -------------            --------
    (i)  30-59 Days Delinquent				    1,755,584   	2.24%	      308 		    2.11%
    (ii)  60-89 Days Delinquent				     537,941 	  0.69%	       97 	    	0.67%
    (iii) 90 Days or More Delinquent				224,013 	  0.29%	       47     		0.32%

(G) Repossessions
				                              Dollar Amount          		#  Units
                                  -------------            --------
                                    				252,933   	0.32%	       34     		0.23%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 			                        			$28,404.53
(B) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period                          						47,679.69
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts			        			19,535.31
(D) Aggregate Net Losses for Collection Period				                 		28,144.38
(E) Actual Number of Days in Interest Period					                       	31.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections					                                     	$562,648.93
(B) Not Used			                                                        			0.00
(C) Repurchased Loan Proceeds Related to Interest			                   			0.00
(D) Recoveries from Prior Month Charge Offs			                    			19,535.31
(E) Investment Earnings from the Reserve Account						               28,404.53
(F) Total Interest Collections                                						610,588.77

Principal:
(G) Principal Payments Received		                            				$5,721,588.05
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal				                  		0.00
(J) Other Refunds Related to Principal					                              	0.00
(K) Total Principal Collections				                             		5,721,588.05

(L) Total Collections					                                      	$6,332,176.82


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					 		                                   	Original Balance
                                                              ----------------
(A) Total Interest Collections					                 	$610,588.77
(B) Servicing Fee 			                              			$70,113.63        		0.23

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due	       					$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)		                  				0.00 		          0
                                                      ----------
    (iii) Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)					                 	$0.00 	          	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		       				$0.00           		0
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)						                  0.00           		0
                                                      ----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)						                 $0.00           		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due					 	$365,993.40 		3.603128053
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)						            365,993.40 		3.603128053
                                                     -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)				                 		$0.00 	          	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 		$64,228.39 		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)			             			64,228.39 		5.291666667
                                                      ----------
    (iii) Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw)         				$0.00           		0
(G) Total Note and Certificate Interest Paid (after
     reserve fund draw)			                        			$430,221.79
(H) Excess Interest			                            			$110,253.37

Principal
(I) Total Principal Collections			              			$5,721,588.05
(J) Draw on Reserve Fund for realized losses 			      $47,679.69
(K) Total Amount Available for Principal
     Distribution 					                           	$5,769,267.74
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due				       		0.00           		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00           		0
                                                      ----------
    (iii) Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)                  						0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due				       		0.00           		0
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00 	          	0
                                                       ---------
    (iii) Class A-2 Notes Monthly Principal Shortfall
           (after reserve fund draw)                  						0.00           		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due						5,769,267.74		56.79722709
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		           				5,769,267.74 	56.79722709
                                                     ------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
           (after reserve fund draw)                   						0.00          		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					   	0.00 	         	0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)	                   					0.00          		0
                                                        ---------
    (iii) Class B Certificates Monthly Principal Shortfall
           (after reserve fund draw)	                   					0.00          		0
(P) Total Note and Certificate Principal Paid					  	5,769,267.74
(Q) Total Distributions				                        		6,269,603.16
(R) Excess Servicing Releases from Reserve Account
     to Servicer				                                  		62,573.68
(S) Amount of Draw from Reserve Account			           			47,679.69
(T) Draw from Reserve Account plus Total Available
     Amount			                                    			6,379,856.51

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
		                                                	 	Beginning	        	End
                                                 				of Period     		of Period
                                                  ------------   -------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	          			$84,136,351.29	 $78,367,083.55
    (ii)   Total Note  and  Certificate Pool
            Factor			                               	0.2772740     		0.2582612
    (iii)  Class A-1 Notes Balance	                    			0.00 	         	0.00
    (iv)   Class A-1 Notes Pool Factor	           			0.0000000      	0.0000000
    (v)    Class A-2 Notes Balance				                    0.00          		0.00
    (vi)   Class A-2 Notes Pool Factor		           		0.0000000     		0.0000000
    (vii)  Class A-3 Notes Balance		           		71,998,702.29 		66,229,434.55
    (viii) Class A-3 Notes Pool Factor	           			0.7088121     		0.6520148
    (ix)   Class B Certificates Balance		      		12,137,649.00 		12,137,649.00
    (x)    Class B Certificate Pool Factor		       		1.0000000      		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	              			8.58%	         	8.59%
    (ii)  Weighted Average Remaining Maturity
           (WAM)	                                25.79 	months	 25.13 		months
    (iii) Remaining Number of Receivables		           		15,339 	       	14,574
    (iv)  Portfolio Receivable Balance		      		$84,136,351.29 	$78,367,083.55

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses					                                 			47,679.69
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				47,679.69
(I) Excess Interest						                                         		110,253.37
(J) Reserve Account Balance Prior to Release							              	6,131,398.14

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer							                      	62,573.68

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
     and Recoveries for Collection Period	                   							$47,679.69
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			19,535.31
(C) Aggregate Net Losses for Collection Period							               	28,144.38
(D) Net Loss Ratio for Collection Period (annualized)						            		0.42%
(E) Cumulative Net Losses for all Periods							                 	1,653,842.59
(F) Delinquent Receivables
                               				Dollar Amount 	         	#  Units
                                   -------------            --------
    (i)  30-59 Days Delinquent		     		1,755,584   	2.24%	      308 	   	2.11%
    (ii)  60-89 Days Delinquent		      		537,941 	  0.69%	       97     	0.67%
    (iii) 90 Days or More Delinquent	 			224,013   	0.29%	       47 	   	0.32%

(G) Repossessions
                               				Dollar Amount 	        	#  Units
                                   -------------           --------
                                     				252,933   	0.32%	      34     		0.23%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.71%
    (ii) Preceding Collection Period								                            -0.40%
    (iii) Current Collection Period							                              	0.42%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.24%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
     to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.58%
    (ii) Preceding Collection Period							                             	0.73%
    (iii) Current Collection Period						                              		0.97%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.76%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit





The undersigned officers of NationsBank, N.A., as servicer, pursuant
to the Sale and Servicing Agreement	hereby certify to the best of
their knowledge and belief that the above information is true and correct.



\s\ Carolyn F. Geiger					\s\ Leslie J. Fitzpatrick
---------------------     -------------------------
Carolyn F. Geiger			     		Leslie J. Fitzpatrick
Vice President 					       Senior Vice President


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